UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2025

Broadcom Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3421 Hillview Avenue
Palo Alto, California 94304
(Address of principal executive offices including zip code)

(650) 427-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On July 11, 2025, Broadcom Inc. (the “Company”) repaid all outstanding obligations under the credit agreement, dated as of August 15, 2023 (as previously amended, supplemented or modified, the “Existing Credit Agreement”), among the Company, the lenders named therein, Bank of America, N.A., as administrative agent, and the other parties from time to time party thereto.

The Existing Credit Agreement originally provided for a $30.4 billion term loan credit facility. The Company had an aggregate principal amount of $6.0 billion of term loans outstanding under the Existing Credit Agreement immediately prior to its termination. Absent termination, the term loan credit facility under the Existing Credit Agreement would have matured in 2028. Borrowings under the Existing Credit Agreement bore interest at a fluctuating rate per annum equal to, at the Company’s option, the alternate base rate or Term SOFR (as defined in the Existing Credit Agreement), in each case, plus an applicable margin that was calculated based on the Company’s credit ratings from time to time.

Many of the lenders under the Existing Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending, hedging, cash management and/or commercial banking services, or other services in the ordinary course of business for the Company and its subsidiaries (including in connection with the transactions described in this Current Report on Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 8.01	Other Events.

On July 7, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $6,000,000,000 aggregate principal amount of its senior notes, consisting of $1,750,000,000 aggregate principal amount of its 4.600% senior notes due 2030 (the “2030 Notes”), $1,750,000,000 aggregate principal amount of its 4.900% senior notes due 2032 (the “2032 Notes”) and $2,500,000,000 aggregate principal amount of its 5.200% senior notes due 2035 (the “2035 Notes” and together with the 2030 Notes and the 2032 Notes, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-280715) (the “Registration Statement”), dated July 8, 2024. On July 9, 2025, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act. The Notes were sold pursuant to the Underwriting Agreement and were issued pursuant to the Prospectus Supplement. The Notes are governed by the Indenture, dated July 12, 2024 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 4, dated July 11, 2025 (the “Supplemental Indenture”), between the Company and the Trustee.

The 2030 Notes will mature on July 15, 2030, the 2032 Notes will mature on July 15, 2032 and the 2035 Notes will mature on July 15, 2035. The Notes are unsecured, unsubordinated obligations of the Company and will rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations. The Notes will not be guaranteed by any of the Company’s subsidiaries and will therefore be structurally subordinated to the indebtedness and other liabilities of the Company’s subsidiaries.

The Company used the net proceeds received from the issuance of the Notes, together with cash on hand, to repay all outstanding obligations under the Existing Credit Agreement as described in Item 1.02 above.

Please refer to the Prospectus Supplement dated July 7, 2025 for additional information regarding the Notes offering and the material terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Underwriting Agreement attached hereto as Exhibit 1.1; (ii) the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 12, 2024, a copy of which is attached hereto as Exhibit 4.1; (iii) the Supplemental Indenture attached hereto as Exhibit 4.2; and (iv) the forms of Notes attached hereto as Exhibits 4.3 through 4.5, inclusive, each of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 7, 2025, by and among Broadcom Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

4.1	Indenture, dated July 12, 2024, between Broadcom Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Broadcom Inc. Current Report on Form 8-K (File No. 001-38449) filed with the SEC on July 12, 2024).

4.2	Supplemental Indenture No. 4, dated July 11, 2025, between Broadcom Inc. and Wilmington Trust, National Association, as trustee.

4.3	Form of 4.600% Note due 2030 (included in Exhibit 4.2 to this Current Report on Form 8-K).

4.4	Form of 4.900% Note due 2032 (included in Exhibit 4.2 to this Current Report on Form 8-K).

4.5	Form of 5.200% Note due 2035 (included in Exhibit 4.2 to this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated July 11, 2025, with respect to the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 to this Current Report on Form 8-K).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2025

Broadcom Inc.

By:	/s/ Kirsten M. Spears
Name:	Kirsten M. Spears
Title:	Chief Financial Officer and Chief Accounting Officer